Form 8-K/A
                    SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                     AMENDMENT TO APPLICATION OR REPORT
                Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                    United Dominion Realty Trust, Inc.
          (Exact name of registrant as specified in its charter)

                              AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated December 31, 1993 by adding the Historical Summary of Revenues and Certain Rental Expenses, the Estimates of Net Income and Funds Generated and the Pro Forma Condensed Financial Statements (Unaudited) and the Notes thereto, as set forth on the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Real Estate Properties Acquired
     (b)  Pro Forma Financial Information
     (c)  Exhibits
              (24) Consents of experts

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.
                                             (Registrant)



                                   /s/ Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:  March 3, 1994

Independent Auditors' Report

To the Owners of
Riverwind Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Riverwind Apartments for the year ended December 31, 1992. This financial statement is the responsibility of the management of Riverwind Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Riverwind Apartments revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Riverwind Apartments for the year ended
December 31, 1992, in conformity with generally accepted accounting principles.






/s/ L.P. Martin & Company, P.C.
L. P. Martin & Company, P.C.












Certified Public Accountants
February 14, 1994


RIVERWIND APARTMENTS
STATEMENT OF RENTAL OPERATIONS
YEAR ENDED DECEMBER 31, 1992

REVENUES FROM RENTAL PROPERTY   $1,226,430
RENTAL PROPERTY EXPENSES:

Real Estate Taxes                  139,123
Repairs and Maintenance            142,013
Utilities                           57,779
Property Management Fees
 (Note 3)                           61,375
Other Operating Expenses           226,838

TOTAL RENTAL PROPERTY
 EXPENSES                         627,128

INCOME FROM RENTAL OPERATIONS    $599,302


The accompanying notes are an integral part of this statement.

RIVERWIND APARTMENTS
NOTES TO THE STATEMENT OF RENTAL OPERATIONS

YEAR ENDED DECEMBER 31, 1992

NOTE 1 - BASIS OF PRESENTATION

Riverwind Apartments (The Property) consists of a 194 unit garden style residential apartment community located in Spartanburg, South Carolina, together with the existing leases. The assets that comprise the Property have been held as an investment of Franklin Riverwind Associates, a Pennsylvania limited partnership (the owner), throughout the year ended December 31, 1992. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition
The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through NHP Property Management, Inc. Fees for such services were 5% of gross receipts from operations, as defined in the property management agreement.


NOTE 4 - SALE OF PROPERTY

The Property was sold to United Dominion Realty Trust, Inc. on December 31, 1993. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.



                          UNITED DOMINION REALTY TRUST, INC.

                              CERTAIN PROPERTY ACQUIRED
                   SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31, 1992


          Rental income                                          $1,226,430
          Rental expenses (excluding depreciation):
               Utilities                          $ 57,779
               Repairs and maintenance             142,013
               Real estate taxes                   139,123
               Property management                  61,375
               Other rental expenses               226,838          627,128
          Excess of revenues over certain
            rental expenses                                      $  599,302



                              CERTAIN PROPERTY ACQUIRED
                   SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1993


          Rental income                                          $  964,756
          Rental expenses (excluding depreciation):
               Utilities                          $ 39,808
               Repairs and maintenance             110,262
               Real estate taxes                   107,766
               Property management                  47,674
               Other rental expenses               169,256         474,766
          Excess of revenues over certain
             rental expenses                                    $  489,990




                            NOTES TO SUMMARY OF REVENUES
                             AND CERTAIN RENTAL EXPENSES



               The summaries of revenues and certain rental expenses reflect the operations of Riverwind Apartments, (the "property") for the year ended December 31, 1992 based upon the audited statement of rental operations of the properties appearing elsewhere herein and for the nine month period ended September 30, 1993 based upon the unaudited statement of rental operations of the property. During 1992 and a portion of 1993, the property was owned and operated by entities other than United Dominion Realty Trust, Inc. (the "Trust").

               The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

               In assessing the property, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.



                          UNITED DOMINION REALTY TRUST, INC.

                 PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


               The following balance sheet at September 30, 1993 gives effect to the acquisition by the Trust of Riverwind Apartments purchased on December 31, 1993 from Franklin Riverwind Associates, a Pennsylvania limited partnership.

               The pro forma condensed statements of operations for the year ended December 31, 1992 and the nine months ended September 30, 1993 assume the acquisition of the property as if it had occurred on January 1, 1992.

               The pro forma condensed statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisition been completed on the date indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1992 (included in the Trust's Form 10-K for the year ended December 31, 1992) and the unaudited financial statements as of September 30, 1993 and for the nine months then ended (included in the Trust's Form 10-Q for the periods ended September 30, 1993) and the accompanying notes.





                                                     UNITED DOMINION REALTY TRUST, INC.
                                                     PRO FORMA BALANCE SHEET (UNAUDITED)
                                                             SEPTEMBER 30, 1993
                                                      (In thousands, except share data)


                                                                         PREVIOUS
                                                                         PRO FORMA          PRO FORMA
                                                     HISTORICAL        ADJUSTMENTS (2)    ADJUSTMENTS (1)   PRO FORMA
                                                     ----------        ---------------    ---------------   ---------
     ASSETS

     Real estate owned, at cost:
       Apartments                                     $458,320          $29,248             $7,189           $494,757
       Shopping centers                                 74,494                                                 74,494
       Office and industrial buildings                   4,581                                                  4,581
                                                      --------          -------             ------           --------
                                                       537,395           29,248              7,189            573,832
       Less accumulated depreciation                    86,116                                                 86,116
                                                      --------          -------             ------           --------
                                                       451,279           29,248              7,189            487,716
     Cash and cash equivalents                          21,498                                                 21,498
     Other assets                                        9,282                                                  9,282
                                                      --------          -------             ------           --------
                                                      $482,059          $29,248             $7,189           $518,496
                                                      ========          =======             ======           ========
     LIABILITIES AND SHAREHOLDERS' EQUITY

     Mortgage notes payable                            $73,046         $     -              $    -            $73,046
     Notes payable                                     127,966          29,248               7,189            164,403
     Accounts payable, accrued expenses
       and other liabilities                            10,442                                                 10,442
     Distributions payable to shareholders               7,260                                                  7,260
                                                      --------         -------              ------           --------
                                                       218,714          29,248               7,189            255,151

     Shareholders' equity:

       Common stock, $1 par value
         60,000,000 shares authorized,
         41,466,891 shares issued and outstanding       41,467                                                 41,467
       Additional paid-in capital                      300,343                                                300,343
       Notes receivable from officer shareholders       (2,538)                                                (2,538)
       Distributions in excess of net income           (75,927)                                               (75,927)
                                                      --------         -------               ------          --------
     Total shareholders' equity                        263,345                                                263,345
                                                      --------         -------               ------          --------
                                                      $482,059         $29,248               $7,189          $518,496
                                                      ========         =======               ======          ========






                                                     UNITED DOMINION REALTY TRUST, INC.
                                           PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                                                   TWELVE MONTHS ENDED DECEMBER 31, 1992
                                                    (In thousands, except per share data)


                                                               PREVIOUS
                                                               PRO FORMA         PRO FORMA
                                              HISTORICAL     ADJUSTMENTS (2)   ADJUSTMENTS    PRO FORMA
                                              ----------     ---------------   -----------    ---------
     Income

     Property operations:
       Rental revenues                        $63,202        $13,590  (3)      $1,226  (3)     $78,018
       Operating expenses                      26,503          7,062  (3)         627  (3)      34,192
       Depreciation expense                    15,732          2,001  (6)         211  (6)      17,944
                                              --------       --------          ------         --------
     Income from property operations           20,967          4,527              388           25,882
     Interest income                            1,402           (607) (4)                          795
                                              -------        --------          ------         --------
                                               22,369          3,920              388           26,677
     Expenses

     Interest                                  11,697          2,145  (5)         279  (5)      14,121
     General and administrative                 2,231                                            2,231
     Other depreciation and amortization          300                                              300
                                              -------        -------           ------         --------
                                               14,228          2,145              279           16,652
                                              -------        -------           ------         --------
     Income before gains on sales of
       investments and extraordinary items      8,141          1,775              109           10,025

     Provision for possible investment
      losses                                   (1,564)                                          (1,564)
                                              -------        -------           ------         --------
     Income before extraordinary item           6,577          1,775              109            8,461

     Extraordinary item-early

       extinguishment of debt                    (242)                                            (242)
                                              -------        -------            -----         --------
     Net income                                $6,335         $1,775             $109           $8,219
                                              =======        =======            =====         ========
     Earnings per share                       $   .18                                         $    .24
                                              =======                                         ========
     Average shares outstanding                34,604                                           34,604

     Adjustments to determine funds
         from operations:
       Net income                              $6,335         $1,775             $109           $8,219
       Depreciation and amortization           16,032          2,001              211           18,244
       Provision for possible investment
         losses                                 1,564              -                -            1,564
       Other                                      254              -                -              254
                                              -------         ------            -----          -------
     Funds from operations*                   $24,185         $3,776             $320          $28,281
                                              =======         ======            =====          =======

     * Funds from operations is defined as income before gains (losses) on investments and extraordinary items adjusted for certain non-cash items, primarily real estate depreciation.  The Trust considers funds from operations in evaluating property acquisitions and its operating performance and believes that funds from operations should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Trust's operating performance and liquidity.




                                                     UNITED DOMINION REALTY TRUST, INC.
                                                PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                                    NINE MONTHS ENDED SEPTEMBER 30, 1993
                                                    (In thousands, except per share data)



                                                                PREVIOUS
                                                                PRO FORMA          PRO FORMA
                                             HISTORICAL       ADJUSTMENTS (2)    ADJUSTMENTS      PRO FORMA
                                             ----------       ---------------    -----------      ---------
     Income

     Property operations:
       Rental revenues                       $64,601          $7,036  (3)        $965  (3)        $72,602
       Operating expenses                     27,147           3,798  (3)         475  (3)         31,420
       Depreciation expense                   14,436           1,109  (6)         158  (6)         15,703
                                             -------          ------             ----             -------
     Income from property operations          23,018           2,129              332              25,479
     Interest income                             497            (438) (4)                              59
                                             -------          ------             ----             -------
                                              23,515           1,691              332              25,538
     Expenses

     Interest                                 12,681           1,000  (5)         208  (5)         13,889
     General and administrative                2,566                                                2,566
     Other depreciation and amortization         406                                                  406
                                             -------          ------             ----             -------
                                              15,653           1,000              208              16,861
                                             -------          ------             ----             -------
     Income before gains (losses) on invest-
       ments and extraordinary item            7,862             691              124               8,677

     Loss on sale of investment                  (89)              -                -                 (89)
                                             -------          ------             ----             -------
     Net income                               $7,773            $691             $124              $8,588
                                             =======          ======             ====             =======
     Earnings per share                      $   .21                                              $   .23
     Average shares outstanding               37,080                                               37,080

     Adjustments to determine funds
         from operations:
       Net income                             $7,773            $691             $124              $8,588
       Depreciation and amortization          14,851           1,109              158              16,118
       Loss on sale of investment                 89               -                -                  89
                                             -------          ------             ----             -------
     Funds from operations*                 $22,713          $1,800             $282             $24,795
                                             =======          ======             ====             =======


     *  Funds from operations is defined as income before gains (losses) on investments and extraordinary items adjusted for certain non-cash items, primarily real estate depreciation.  The Trust considers funds from operations in evaluating property acquisitions and its operating performance and believes that funds from operations should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Trust's operating performance and liquidity.





                          UNITED DOMINION REALTY TRUST, INC.

            NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

          1. To record the purchase of Riverwind Apartments, (the "property"), acquired after September 30, 1993, assuming that the acquisition was financed with unsecured bank borrowings.

          2. Amounts appearing under the columns entitled "Previous Pro Forma Adjustments" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K/A dated July 29, 1993, December 2, 1993, and February 18, 1994.

          3. To record historical results of the property for the year ended December 31, 1992 and the nine months ended September 30, 1993 as if the property had been owned throughout each period presented.

          4. To reduce assumed interest income on funds used to acquire the properties at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

          5. To record interest expense on bank debt used to finance the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

          6. To record depreciation based upon the allocation of the purchase price depreciated over estimated useful lives between 15 and 35 years using the straight line method.





CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated February 14, 1994, with respect to the statement of rental operations of Riverwind Apartments for the year ended December 31, 1992, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 31, 1993.



/s/ L.P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants

March 3, 1994